SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                              FORM 8-K

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  March 10, 1998



                 INTERNATIONAL LEASE FINANCE CORPORATION
          (Exact name of registrant as specified in its charter)



 California                  0-11350            22-3059110
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067
(Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number including area code:  (310) 788-1999


        (Former name or former address, if changed since last report.) Not applicable.


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Item 7.        Financial Statements and Exhibits



      (c)         Exhibits

                  1.1 Distribution Agreement, dated March 10, 1998, between the Registrant and Morgan Stanley & Co. Incorporated, Salomon Brothers Inc, Merrill
                        Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc. and Goldman, Sachs & Co. relating to the Registrant's Medium-Term Notes, Series J (the "Notes").

                  4.1 Officers' Certificate (without exhibits), dated March 10, 1998, establishing the terms of the Notes.

                  4.2   Form of Certificate for the Global Floating Rate
                        Note.

                  4.3   Form of Certificate for the Global Fixed Rate
                        Note.

                  5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

                 23.1   Consent of O'Melveny & Myers LLP (included in
                        Exhibit 5.1 hereto).

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               INTERNATIONAL LEASE FINANCE CORPORATION




                               _/s/ ALAN H. LUND________________________
                               By:      Alan H. Lund
                                        Executive Vice President,
                                        Co-Chief Operating Officer and
                                        Chief Financial Officer



DATED:  March 10, 1998


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